FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2006

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement. a. Amendment of Forms of Award Agreements

        On March 7, 2006, the Compensation Committee of the TDS Board of Directors (the "TDS Committee") approved amendments to stock option award agreements applicable to (i) officers of TDS and (ii) James Barr III, the President and CEO of TDS Telecommunications Corporation, who is deemed to be an executive officer of TDS. The amendments modify current and future options to extend the exercise period until 30 days following (i) the lifting of a "suspension" if options otherwise would expire or be forfeited during the suspension period and (ii) the lifting of a blackout if options otherwise would expire or be forfeited during a blackout period. Such extension shall be of shorter duration if required to avoid the application of section 409A of the Internal Revenue Code of 1986, as amended, to the options.

        In addition, the TDS Committee approved revised forms of 2004 Long-Term Incentive Plan Stock Option Award Agreement which include the foregoing provisions with respect to (i) officers of TDS and (ii) James Barr III, and a revised form of 2004 Long-Term Incentive Plan Restricted Stock Unit Award Agreement applicable to officers of TDS. The revised forms contemplate that all future awards would relate to TDS Special Common Shares.

The foregoing brief summary is qualified by reference to the forms of such award agreements which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference herein.

b. U.S. Cellular Plan and Award Agreements relating to John E. Rooney

        On March 7, 2006, the Board of Directors of United States Cellular Corporation, a subsidiary of TDS ("U.S. Cellular"), approved the First Amendment to the United States Cellular Corporation 2005 Long-Term Incentive Plan (the "U.S. Cellular Plan"). John E. Rooney, the President and Chief Executive Officer of U.S. Cellular, who is deemed to be an executive officer of TDS, participates in the U.S. Cellular Plan.

        A summary of the First Amendment was included in a Current Report on Form 8-K of U.S. Cellular dated March 7, 2006 and is incorporated by reference herein. This summary is qualified by reference to the form of the First Amendment to the U.S. Cellular Plan which is incorporated herein as Exhibit 10.4 hereto.

        In addition, on March 7, 2006, the U.S. Cellular Stock Option Compensation Committee ("U.S. Cellular Committee"), approved amendments to stock option award agreements with respect to John E. Rooney. The amendments modify current and future options to extend the exercise period until 30 days following (i) the lifting of a "suspension" if options otherwise would expire or be forfeited during the suspension period and (ii) the lifting of a blackout if options otherwise would expire or be forfeited during a blackout period. Such extension shall be of shorter duration if required to avoid the application of section 409A of the Internal Revenue Code of 1986, as amended, to the options.

        In addition, the U.S. Cellular Committee approved a revised form of the U.S. Cellular Plan 2006 Stock Option Award Agreement, which include the foregoing provisions, and a revised form of U.S. Cellular Plan 2006 Restricted Stock Unit Award Agreement applicable to John E. Rooney.

The foregoing brief summary is qualified by reference to the forms of such award agreements which are incorporated by reference herein as Exhibits 10.5 and 10.6 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: March 13, 2006

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
10.1	Form of TDS's 2004 Long-Term Incentive Plan Stock Option Award Agreement for TDS officers other than James Barr III.
10.2	Form of TDS's 2004 Long-Term Incentive Plan Stock Option Award Agreement for James Barr III.
10.3	Form of TDS's 2004 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for TDS officers.
10.4	First Amendment to U.S. Cellular 2005 Long-Term Incentive Plan is incorporated herein by reference from Exhibit 10.1 of U.S. Cellular's Current Report on Form 8-K dated March 7, 2006
10.5	Form of U.S. Cellular's 2005 Long-Term Incentive Plan 2006 Stock Option Award Agreement for John E. Rooney is incorporated herein by reference from Exhibit 10.2 of U.S. Cellular's Current Report on Form 8-K dated March 7, 2006.

10.6	Form of U.S. Cellular's 2005 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for John E. Rooney is incorporated herein by reference from Exhibit 10.3 of U.S. Cellular's Current Report on Form 8-K dated March 7, 2006